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                            Prudential Utility Fund
                  (a series of Prudential Sector Funds, Inc.)
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                          Supplement Dated May 8, 2000
                       Prospectus Dated February 1, 2000

   The following supplements the information contained in the Prospectus on page 13 under 'How the Fund is Managed--Portfolio Manager':

   David A. Kiefer, CFA ]and Daniel J. Duane, CFA are the portfolio managers of the Fund. Mr. Kiefer is a Managing Director of Prudential Investments and has managed the Fund since 1994. He joined Prudential in 1986. Mr. Kiefer holds a B.S. from Princeton University and an M.B.A. from Harvard Business School.
He was awarded the Chartered Financial Analyst (CFA) designation. As a value investor who concentrates on total return, Mr. Kiefer looks for companies that will produce a combination of current income and capital appreciation.

   Mr. Duane is a Managing Director of Prudential Investments and began co-managing the Fund in May 2000. Before joining Prudential in 1990, Mr. Duane was with First Investors Asset Management where he was in charge of all global equity investments. He has managed mutual fund portfolios at Prudential for the last ten years, focusing on global equities. He earned a B.A. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. He was awarded the CFA designation. As a growth investor, Mr. Duane looks for companies that he believes are undervalued and/or will grow faster--and earn better profits--than other companies. He also looks for companies with strong competitive advantages, effective research, product development, strong management and financial strength. Mr. Duane expects to focus on global telecommunication stocks, among others.

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